                              The Cura Group, Inc.
                           Consolidated Balance Sheet
                                   (Unaudited)

                                                                     June 30,         June 30,
                                                                       2002             2001
                                                                       ----             ----
                  Assets
Current assets

         Cash                                                      $          0    $    801,311
         Accounts receivable                                          2,467,454         823,847
         Cash  (restricted)                                           7,736,522               0
         Shareholder loan receivable                                          0         182,000
         Employee advances                                               10,663          34,975
         Client deposits                                                      0           5,000
         Prepaid expenses                                             5,727,571           7,808
                                                                   ------------    ------------
           Total current assets                                      15,942,210       1,854,941

Fixed Assets

         Data processing equipment                                      318,159         252,127
         Office furniture/equipment                                      34,586          24,173
         Capitalized software                                           377,823         172,047
         Leasehold improvements                                         121,829         119,853
                                                                   ------------    ------------
                                                                        852,397         568,200
         Less: accumulated depreciation                                (371,230)       (208,338)
                                                                   ------------    ------------
         Cost less accumulated depreciation                             481,167         359,862

Other assets                                                            191,744           9,646
                                                                   ------------    ------------

         Total assets                                              $ 16,615,121    $  2,224,449
                                                                   ============    ============

                  Liabilities and Stockholders' Equity
Current liabilities

         Cash overdraft                                            $  3,053,632    $          0
         Note payable                                                   896,000               0
         Accounts payable and accrued expenses                        4,135,256         262,083
         Payroll taxes payable                                        2,221,954         258,391
         401K contributions payable                                     326,714         111,286
         Customer deposits                                            1,273,743               0
         Workers compensation claims reserve (current portion)        3,118,906         695,245
                                                                   ------------    ------------
                Total Current Liabilities                            15,026,205       1,327,005

Other liabilities

         Workers compensation claims reserve (long term portion)        737,365         624,755
         Note payable                                                 6,100,000               0
                                                                   ------------    ------------

                                    Total Liabilities                21,863,570       1,951,760
                                                                   ------------    ------------

Stockholders' Equity (Impairment)
         Common stock                                                    51,001          51,101
         Additional paid in capital                                   3,801,587       1,264,735
         Accumulated (deficit)                                       (9,101,037)     (1,043,147)
                                                                   ------------    ------------

                  Total Stockholders' Equity (Impairment)            (5,248,449)        272,689
                                                                   ------------    ------------

                  Total Liabilities and Stockholders' Equity       $ 16,615,121    $  2,224,449
                                                                   ============    ============
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                                      F-15